Analyst Day – New York December 6, 2013

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Highlights 3 Recent activities • Dividend increase • Rate case • Organizational announcements

Corporate Goals • 6 – 7% Growth • At least 6-7% Dividend Growth • Low-Moderate Risk Platform 4

The Future of SJI South Jersey Gas South Jersey Energy Solutions Base Rate Case CHP/Thermal Project Development and Operation BL England Renewable Project Development and Operation Liquefaction Facility Wholesale Marketing Opportunities Accelerated Infrastructure Replacement Program (AIRP) Retail Marketing Growth Opportunities SHARP Customer Growth CNG Vehicle fueling 5

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Utility Growth Summary Investment 2015 Incremental Net Income Impact ($millions) Rate Case - Core Filing $12.7 - BL England $3.2 - Liquefaction $0.0 AIRP $5.4 SHARP $2.5 Customer Growth $6.8 Total $30.6 7 Projections are not intended to forecast total earnings for the utility, and are not inclusive of factors that may negatively impact total earnings for the future periods indicated. Projections are incremental to 2012 base year actual net income.

Base Rate Case 8 • Filed 11/29/13 • Covers $553MM of infrastructure spending since last case • Requesting $62MM increase in operating revenue, equating to $27.1MM increase in net income • Filing requested 11% ROE and 54% Equity/Cap – Currently receiving 10.3% and 51.2%

Investment Valuation Methodology Rate Case Investment ($millions) Potential Value based on Current Treatment ($millions) 51.2% Equity/Cap X 10.3% ROE Core Case (Non-Revenue Producing Plant, Technology, Post Test Year Additions, Other) $240.0 = $12.7 System Reliability/Redundancy for a portion of B.L. England Pipeline $60.0 = $3.2 Liquefaction Plant – Phase II $43.0 = $2.3 9

Utility Investment Initiatives B.L. England • 22 mile pipeline • $98MM total pipeline project cost – $60MM system redundancy – $38MM dedicated customer line • Status update 10 2015 Incremental Net Income Impact $3.2MM

Utility Investment Initiatives Liquefaction • Locate at existing LNG storage facility • Cost effective and reliable alternative to third party purchase and transport • Incremental net income impact of $2.3MM beginning after 2015 11 2015 Incremental Net Income Impact $0.0

Utility Investment Initiatives AIRP • Approved through 2016, totaling $141MM • 9.75% ROE • 1,081 miles of bare steel and cast iron pipe • Incremental net income impact of $1.8MM per year 12 2015 Incremental Net Income Impact $5.4MM

Utility Investment Initiatives SHARP • Upgrade 179 miles of low pressure to high pressure distribution along barrier islands • Proposed $280MM over seven years • Recognize investment in rates as incurred • Incremental net income impact of ≈$1.7MM per year 13 2015 Incremental Net Income Impact $2.5MM

Utility Investment Initiatives Storm Hardening • Utility investment in advancing on-site electric generation • Utility financed CHP projects • Earn return of and on dollars invested • Incremental net income impact not yet quantifiable 14

Customer Margin Growth 15 2015 Incremental Net Income Impact $6.8MM Customer net margin growth comes from 3 sources: • Net customer additions • Increased demand from commercial/industrial customers • Increased valuation of residential customers via a base rate case Factors contributing to customer margin growth through 2015: • Average annual customer growth of 2% per year • Non-residential consumption growth remains consistent • Base rate case completed

SJG Customer Growth History 0 2000 4000 6000 8000 10000 12000 2004 2006 2008 2010 2012 New Construction - Residential New Construction - Commercial Conversion - Residential Conversion - Commercial 16

Customer Growth 17 $861 $2,112 $3,002 $3,121 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Natural Gas Oil Propane Electric Natural Gas Price Advantage Annual Commodity Cost for a Typical Residential Customer

Customer Growth 18 Projected Gross Customer Additions 2013 Conversions New Construction 5,500 2,050 Residential Conversions by Fuel Source Through 11-22-13 From Oil From Propane From Electric From Other 49% 31% 14% 6%

Compressed Natural Gas 19 • Current Use – Service area throughput doubled from 2012 to 2013 • Fleet Market – Significant fleet potential as high as 90,000 vehicles – Targeting local public and private fleets • Station Construction – Two SJG-owned stations operating, two more planned for 2014 – 5 third party owned stations in service area – Exploring CNG pilot opportunity with gasoline stations • Bottom Line Impacts – Longer term

Utility Growth Summary Investment 2015 Incremental Net Income Impact ($millions) Rate Case - Core Filing $12.7 - BL England $3.2 - Liquefaction $0.0 AIRP $5.4 SHARP $2.5 Customer Growth $6.8 Total $30.6 20 Projections are not intended to forecast total earnings for the utility, and are not inclusive of factors that may negatively impact total earnings for the future periods indicated. Projections are incremental to 2012 base year actual net income.

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Non-Utility Growth Summary Investment 2015 Incremental Net Income Impact ($millions) Commodity Marketing $0.0 Energy Production - CHP $4.3 Energy Production - Renewables $2.7 Other $1.0 Total $8.0 22 Projections are not intended to forecast total earnings for the non-utility, and are not inclusive of factors that may negatively impact total earnings for the future periods indicated. Projections are incremental to 2012 base year actual net income.

Commodity Marketing Overview 23 2015 Incremental Net Income Impact $0.0 Wholesale • Evolving Markets • Organic Growth • Merchant Generation Supply Retail • Organic growth / Cross Selling • Geographic Expansion

Wholesale 24 Business repositioning as fuel manager for merchant electric generating facilities • Actively negotiating multiple fuel management contract opportunities Actions taken to improve profitability • Increased capacity in region • Newly procured capacity • Restructured contracts Valuable existing relationships on supply and demand sides

Merchant Generation Contract Components Reservation Fee Fixed monthly demand charge Volume Throughput Index-based commodity price Contract Term Long-term (10-15 years) Includes margin with significant upside from optimization of contract load against our assets and Marcellus position 25

Retail 26 Competitive third party electric/natural gas commodity retailer • Active in 8 states • Focus on organic growth • Geographic expansion

Marcellus Shale 27 Marcellus acreage –Mineral interests in 23,600 acres – Value dependent upon market conditions and sale versus production scenarios – Status of Endeavor suit

Energy Production 28 2015 Incremental Net Income Impact $4.3MM On-site generation projects for a specified end user • Successful CHP/Thermal model targeting steady, high load facilities • Heightened profile from Montclair State CHP

CHP/Thermal Projects Existing Queue as of 10/31/2013 29 *SJI has 50% interest in all Energenic projects ($millions) Project Advancement Status Project Size SJI Potential Equity Investment Project Cost Ownership Late Stage 1.9 MW $1.5 $12.0 Energenic Mid-stage 16.2 MW $10.1 $81.0 Energenic Early Stage 235.4 MW $58.3 $466.0 Energenic

CHP/Thermal Projects Potential Universe 30 Based on full potential for asset hardening in New Jersey Project Facility Category Number of Targeted Facilities Estimated Size of Total Projects Estimated Total Projects Costs ($millions) Prisons 37 49 MW $121.8 Hospitals 56 149 MW $373.7 Higher Education 56 136 MW $336.4

Renewables 31 2015 Incremental Net Income Impact $2.7MM Solar • $18MM net income contribution YTD through 9/30/13 • ITC-driven • Recovering SREC • Massachusetts market potential Landfills • Operational challenges • 2013 Overhaul • Future stabilization and return to modest profitability

Solar Markets 32 • Sharp decline in construction costs • NJ Positive Trends – Slowed build rate – Strengthening SREC market – Minimal grid-based development • Increasing Attractiveness of MA market – Proposed extension of solar incentive program through 2024 – Strong / Liquid SREC Market • Managing ITC Contribution – 2014-2016  increased contribution from MA based solar projects – 2017  ITC shift from solar to CHP / Fuel cell

Impact of Solar Legislation 33 0 500 1000 1500 2000 2500 3000 2014 2015 2016 2017 2018 Current MW Demand Forecast Supply

Non-Utility Growth Summary Investment 2015 Incremental Net Income Impact ($millions) Commodity Marketing $0.0 Energy Production - CHP $4.3 Energy Production - Renewables $2.7 Other $1.0 Total $8.0 34 Projections are not intended to forecast total earnings for the non-utility, and are not inclusive of factors that may negatively impact total earnings for the future periods indicated. Projections are incremental to 2012 base year actual net income.

Financial Structure

Credit Ratings 36 Corporate Rating Outlook Short-Term Rating South Jersey Gas Company Moody’s A3 Stable P-2 S&P BBB+ Stable A-2 South Jersey Industries, Inc. Moody’s N/A N/A N/A S&P BBB+ Stable -

Liquidity & Capitalization 37 2013 Liquidity Actions • SJI Revolver recently amended & extended • Existing $50MM term facilities extended to November 2015 • SJG Revolver extended to May 2018 • Both SJG and SJI enjoy strong access to the capital markets

Economic Impact of Tax Benefits • SJI has built an unrealized tax benefit position of $175 MM as of 9/30/13 – Combination of Bonus Depreciation and ITCs – Creates a future stream of cash benefits – Dilutive impact of additional equity has been accelerated

Economic Impact of Tax Benefits 39 Actual 9/30/13 Proforma Change Proforma 9/30/13 Short Term Debt $377.5 ($98.5) $279.0 Long Term Debt $601.4 - $601.4 Common Equity $757.5 ($76.9) $680.6 Capitalization $1,736.4 ($175.4) $1,561.0 Equity-to-Cap % 43.6% 43.6% ($millions)

Economic Impact of Tax Benefits 40 Average Share Price $58 Equity Avoided $76.9MM Shares Avoided 1.4MM Economic Earnings at 9/30/13 $57.2MM Diluted Average Outstanding Shares at 9/30/13 32.0MM Proforma Diluted Average Outstanding Shares at 9/30/13 30.6MM Economic EPS at 9/30/13 $1.79 Proforma EEPS at 9/30/13 $1.87 Proforma Dilution Improvement $0.08

Business Update 41 • 3Q Overview • 2013 Guidance – Current projections – Wholesale impacts • Timing of transactions might impact 2013 and 2014 results – Fuel Cell – Real estate – Renewable projects

SJI Growth Opportunities Utility Investment 2015 Incremental Net Income Impact ($millions) Non-utility Investment 2015 Incremental Net Income Impact ($millions) Rate Case - Core Filing $12.7 Commodity Marketing $0.0 - BL England $3.2 Energy Production - CHP $4.3 - Liquefaction $0.0 Energy Production - Renewables $2.7 AIRP $5.4 Other $1.0 SHARP $2.5 Customer Growth $6.8 Total $30.6 Total $8.0 42